Exhibit 10(gg)

MCI                                          Standard Customer Premises Equipment (CPE)
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Customer Name
         Tracer
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Customer Mailing Address
         2231 E. Camelback, Suite 324
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City State Zip
         Phoenix, AZ  85016
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Customer Contact                                                                Phone Number
         Mike Turico                                                            602  265-9030
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Requested Install Date

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The equipment to which this Order relates is shown below and on any continuation sheets, CPE Schedule A, attached hereto.

                                                         EQUIPMENT SCHEDULE
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                                                                                                  TOTAL MONTHLY      UNIT INSTALL
                           SITE                        MCI SERVICE                  MONTHLY           CHARGE            CHARGE
   INSTALLATION SITE       CODE       EQUIPMENT           TYPE          QTY       UNIT CHARGE      (RECURRING)      (NON RECURRING)
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2231 E. Camelback                     CSU/DSU          Internet T-1      1            7721           $103.68              N/A
Suite 324                                                (IND 3)
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                                                                                                   (For 3 year comdisco term lease)
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This CPE order form is subject to the Terms and Conditions attached hereto.

ACCEPTED AND AGREED TO:
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CUSTOMER'S COMPANY NAME                                                        MCI TELECOMMUNICATIONS CORPORATION
  Traler
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ACCEPTED BY                                                                    ACCEPTED BY
Mike Turico  /s/ Mike Turico                                                     Linda Karban
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TITLE                                                                          TITLE
V.P. OF ENGINEERING                                                              CAM 2
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DATE                                                                           DATE
         9-1-95                                                                  9-1-95
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FOR INTERNAL USE BY CSC OR CPE COORDINATOR ONLY
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COMS                                                                           ACTUAL INSTALL DATE
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CORPORATE ID                                                                   T-CARRIER ID/CKT
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CSC/TSR NAME                                                                   PHONE NUMBER
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NOTES
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

MCI                                                                                                          MCI Fixed Term Plan and
                                                                                                                Network Pricing Plan
                                                                                                                Rate Plan Enrollment
COMPANY NAME
         Tracer
COMPANY ADDRESS                                             CITY                STATE               ZIP
         2231 E. CAMELBACK  SUITE 324                       PHOENIX             AZ                  85016

Rate Plan (Please Check Applicable Plan and Option)

|X| Fixed Term Plan (Please Check Applicable Term)  [_] One Year   [_] Two Years   |X| Three Years   [_] Four Years   [_] Five Years
[_] Network Pricing Plan (Please Check Application Option)

         [_] Start New NPP                   [_] Renew/Charge Existing NPP

o  NPP Term (Please Check Applicable Option)       [_] One Year    [_] Two Years   [_] Three Years   [_] Four Years   [_] Five Years
o  NPP Aggregate Minimum Monthly IOC Revenue (Please Check Desired Amount)

         [_] $2,000          [_] $5,000         [_] $10,000         [_] $25,000         [_] $50,000        [_] $75,000

         [_] $100,000        [_] $200,000       [_] $350,000        [_] $500,000        [_] $750,000

o  Requested NPP effective date:________________

CONSIDERATIONS
Customer  understands that Service(s) are provided pursuant to MCI Tariff FCC No. 1, or applicable  intrastate tariffs. In the event of any inconsistency between
________ Plan  Enrollment and the terms and  conditions  set forth in the  applicable MCI Tariff,  as it may be amended from time to time, the MCI Tariff shall be
________ to be controlling. All Service(s) are subject to the availability of facilities.
_________ATION REQUIREMENT
_________mer  requests to commence or change any plan,  including  requests  to shift any  circuit  between  plans,  must be made in compliance with the fifteen (15)  application  requirement set forth in MCI's tariff to ensure that plan  commencement or change may occur on the desired date.

_________MENTS
Specific  information,  including Customer's Billing ID's,  Customer's  Locations,  Requested Service Dates,  existing Rate Plan and
Expiration Date, as _______, is attached hereto and incorporated herein by reference.

Circuit Information Attachments:_____________

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Requested By
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PLEASE PRINT                                                CUSTOMER SIGNATURE                                  DATE
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_______n Taken By
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REPRESENTATIVE (PLEASE PRINT)                               MCI SALES REPRESENTATIVE SIGNATURE                  DATE
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__________ Accepted for MCI By
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__________ REPRESENTATIVE (PLEASE PRINT)                    MCI DIVISION FINANCE REPRESENTATIVE SIGNATURE       DATE
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                                                          Internal Use Only
                                  (To be filed in by MCI Customer Service Executive, if applicable)
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
     4.   Price  Charges.  MCI reserves  the right to change the above  Internet
          Connection rates on 30- days advance notice. If any such price change, after all applicable  discounts are applied  results in a net increase to  Customer's  monthly  charges and a price  increase  establishes  a monthly  rate  that  exceeds  the  rates  paid by  Customer  as of the
          Effective  Date  after  all  applicable  discounts)  provided  in this
          Attachment.  Customer  will be given  sixty (60) days  following  such notice to  terminate  without  liability  (except  for  usage  charges incurred  through the date of  termination)  any term plan  commitment established under Section C to this Attachment.

     5. Partial Billing. Customers will be billed a prorated share of the above charges for connections installed, terminated, or reconfigured during the course of a monthly billing cycle.

C.   Fixed Term Discounts
     --------------------

     1. Options. Customer will receive discounts off MCI's month-to-month rates by committing individual connections to 1,2,3,4, or 5 year service terms. Fixed term discounts are applied on the effective charges after applying all utilization and connection cost-based discounts and surcharges. Fixed term discounts shall not apply to Local Leased Access _____ charges.

                 Select O            Term (in Years)           Discount
                 ----------          ---------------           --------
                    [_]                       0                    0%
                    [_]                       1                   15%
                    [_]                       2                   17%
                    [_]                       3                   20%
                    [_]                       4                   22%
                    [_]                       5

          2.   Early Termination.  If Customer  disconnects any connection prior to the end of the  committed  Term  Customer  will  pay an  early
               termination   charge  equal  to  fifty  percent  (50%)  of  their
               subscribed  monthly  connection  charges,   including  applicable
               backhaul charges, multiplied by the number of months remaining in the Term.

          3. Upgrades/Downgrades. Customer may upgrade to a higher speed connection at any time during the term of this Agreement.
               Customer may also downgrade to the next available (lower) speed, however. Customer may downgrade no more than one (1) time in any twelve (12) month period. If Customer disconnects service within six (6) months of downgrading the transmission rate of Customer's connection any applicable termination charge will be based on the transmission rate immediately prior to such downgrade. Customer may also switch between direct and frame relay access without incurring a penalty or surcharge.

                                MCI CONFIDENTIAL
                                        2

For a Direct Connection to Customer's Location identified above, Customer selects the following Transmission Rate and Corresponding monthly recurring charge:

         Direct Connection
         Transmission Rate                           Month-to-Month Rates
         -----------------                           --------------------
         [_]       64 kbps                                    $  1,000
         [_]      128 kbps                                    $  1,500
         [_]      256 kbps                                    $  1,700
         [_]      512 kbps                                    $  2,000
         [X]      1.5 Mbps                                    $  2,300
         [_]      3.0 Mbps                                    $  6,000
         [_]      4.5 Mbps                                    ________
         [_]       10 Mbps                                    ________
         [_]       45 Mbps                                    ________

For Terrestrial Digital Service-45 (TDS-45), the Customer will receive the monthly recurring rate that corresponds to the average monthly usage tier (as measured in Megabits per second) at which the Customer's actual monthly usage qualifies:

         Average Monthly Usage                       Monthly Recurring Charge
         ---------------------                       ------------------------
             0-  1.5 Mbps                                   $10,000
          1.51-  3.0 Mbps                                   $15,000
          3.01-  4.5 Mbps                                   $20,000
          4.51-  6.0 Mbps                                   $25,000
          6.01- 10.0 Mbps                                   $35,000
         10.01- 15.0 Mbps                                   $50,000
         15.01- 45.0 Mbps                                   $65,000

The TDS-45 connection charge is based upon the Customer's average monthly utilization of the connection. Average Monthly Utilization is defined as the greater of the average traffic into or out of the connection as expressed as a percentage of the total capacity of the connection. Traffic is measured in five minute intervals which are averaged monthly to arrive at the appropriate monthly usage tier. The Customer will be provided with a monthly utilization report.

New MCI Customers will be billed for the first month of service at the pricing associated with the first monthly usage tier. Existing MCI Customers will be billed for the first month at the pricing associated with their Average Monthly Utilization during the two months immediately preceding the commencement of the Term of this Agreement. The Customer's inbound and outbound traffic will be measured during the first month, and the Customer will be reassigned at the end of the month to the to the usage tier commensurate with their Average Monthly Utilization. At the end of any two month period in which the Customer's Average Monthly Utilization. At the end of any two month period in which the Customer's Average Monthly usage falls below or exceeds the usage associated with its assigned tier, the Customer will be reassigned to a new tier commensurate with their Average Monthly Utilization.

For TDS-45, Customer will be provisioned through MCI's ______ BIPP node. If necessary, Customer will be charged for back-hauling their TDS-45 traffic from its termination point in ________ to the Customer's location in _________, at the per-mile rates set forth in MCI's Tariff FCC No. 8. Such back-hauling charges are eligible for the Discount as set forth in Section II(C)(1) below.

                                MCI CONFIDENTIAL

                                  ATTACHMENT 2

INTERNET ACCESS RATES, CHARGES AND DISCOUNTS

I.       CONNECTION ORDERED PER THIS ATTACHMENT

         1.       Customer Name             Tracer Design, Inc.
                               ------------------------------------------
         2.       Billing ID                01622403
                            ---------------------------------------------
         3.       Circuit ID or PVC#        ZAR5T520.1
                                    -------------------------------------
         4.       Served Location (City, State):     Phoenix, AZ
                                                -------------------------
         5.       Served Location NPA-NXX                     602-468
                                         --------------------------------
         6.       Transmission Rate of Connection             5 Mbp
                                                 ------------------------
         7.       Access Method (Direct Frame Relay):         Direct
                                                     --------------------

II.      RATES AND CHARGES

         A.       Local Leased Access Line Charges.
                  --------------------------------

                  Local Leased Access Lines. This Agreement incorporates by reference the terms and conditions of MCI's filed and effective tariffs as amended from time to time in accordance with law, including all installation, reconfiguration and monthly recurring rates for any applicable local channel, central office connection and access coordination charges. Customer will receive the discount associated with the Access Pricing Plan (APP) having the same term as the Term of this Agreement.

         B.       Network Connections Charges.
                  ---------------------------

                  MCI provides  two types of access into its  Internet  service:
                  Direct (Dedicated Channel) connections and Frame Relay connections. Each frame relay connection ordered must originate from an MCI HyperStream Frame relay port that equals or exceeds the transmission speed of Customer's subscribed Internet connection.

                  1.       Installation Charges:  $300 for all connection speeds

                  2.       Reconfiguration Charges:  $300 per occurrence

                  3. Monthly Recurring Charges. Select only one of the following (If no selection is made, MCI will reject this Agreement)

                           For a Frame Relay Connection to the Customer Location identified above, Customer selects the following Transmission Rate and corresponding monthly recurring charge:

                                 Frame Relay
                               Transmission Rate          Month-to-Month Rates
                               -----------------          --------------------
                               [_]      64 kbps           $1,000
                               [_]     128 kbps           $1,500
                               [_]     256 kbps           $1,700
                               [_]     384 kbps           $1,800
                               [_]     512 kbps           $2,000
                               [_]    1024 kbps           $

                                MCI CONFIDENTIAL
                                        2